Nationwide Variable Insurance Trust
NVIT Enhanced Income Fund

Supplement dated June 13, 2013
to the Summary Prospectus dated May 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective on or about June 17, 2013, the second chart under the heading “Portfolio Management – Portfolio Managers” on page 3 of the Summary Prospectus is supplemented with the following:

Portfolio Manager	Title	Length of Service with Fund
David Wines	Vice President and Chief Fixed-Income Officer, HighMark	Since 2013

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE